SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) August 25, 1998

                          DIASENSE, INC.
     (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-26504                   25-1605848
(State of other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation                                           Identification No.)


      2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
     (Address of principal executive offices)       (Zip Code)



                            (412) 279-9740
          Registrant's telephone number, including area code

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Not Applicable.

Item 6.   Resignation of Registrant's Directors.
               On August 25, 1998 the company accepted the resignation of Terry Adkins as a director.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Letter.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  August 25, 1998

MEMO TO:  Fred Cooper
From:  C. Terry Adkins                       August 25, 1998


Please allow this memo to serve as my resignation notice from the Diasense Inc. board of directors effective the date of this correspondence.

                                   by /s/    C. Terry Adkins
                                             C. Terry Adkins